Exhibit 99.1

Pivotal Acquisition Corp. Announces Additional Backstop Commitments

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Total backstop commitment of $200 million, with Ontario Teachers’ Pension Plan and another large global financial institution to provide $100 million combined investment to go with commitment from MGG Investment Group, LP of $100 million

NEW YORK and MCLEAN, Va.- December 17, 2019 — Pivotal Acquisition Corp. (NYSE: PVT) (“Pivotal” or the “Company”) a public investment vehicle, and KLDiscovery (“KLD”), a leading global provider of electronic discovery, information governance and data recovery services, announced today that the Company and KLD have received binding commitments from Ontario Teachers’ Pension Plan (“OTPP”) and another large global financial institution pursuant to which such parties have committed to make an investment of $100 million in the form of one or more debentures (each a “Debenture”) to be issued in connection with the closing of the transaction between the Company and KLD. The Debentures will be of the same series as the debenture to be purchased pursuant to the previously reported commitment made by MGG Investment Group, LP (“MGG”) in connection with the transaction between the Company and KLD. As a result, the Company now has access to $200 million from the commitments made by MGG, OTPP and the other large global financial institution.

“This backstop enables us to reignite our acquisition program and make targeted investments to drive growth,” said Chris Weiler, KLD’s Chief Executive Officer.

The Debentures will have a term of 5 years and will be repayable at any time prior to maturity without any prepayment penalty. However, in the event the Company elects to prepay the Debentures, the holders will have a right to purchase common stock from the Company in an amount commensurate in value to the prepayment at a price of $18 per share, subject to adjustment (the “conversion price”). Additionally, the holders will have the option to convert the Debentures into shares of the Company at the conversion price at any time. The Debentures will pay interest in cash at a rate of 4% and in kind at a rate of 7%. The principal amount and paid-in-kind interest will be due at maturity of the Debentures. In connection with the issuance of the Debentures, certain holders will also purchase from the Company shares of common stock of the Company and warrants to purchase shares for the aggregate price of approximately $1.77 million.

The Company’s stockholder meeting called to consider and vote on the proposed transaction between the Company and KLD will take place on December 18, 2019 at 10:00 a.m. and the transaction is expected to be consummated as soon as possible thereafter. The Company has determined that it is unlikely to meet the minimum holder requirements for listing on the New York Stock Exchange upon consummation of the transaction with KLD. As a result, it is anticipated that upon the closing of the transaction with KLD, the Company’s securities will be delisted from the New York Stock Exchange. It is anticipated that the Company’s securities will thereafter be traded on a to-be-determined tier of the OTC Bulletin Board.

Additional Information and Where to Find It

Pivotal has filed a Registration Statement on Form S-4, including a definitive proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”) to be used in connection with its meeting of stockholders to approve the proposed transaction with KLD. Pivotal has mailed the definitive proxy statement/prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement/prospectus and other documents containing important information about Pivotal and KLD through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Pivotal can also be obtained free of charge on Pivotal’s website at www.pivotalac.com or by directing a written request to Pivotal Acquisition Corp., c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Participants in the Solicitation

Pivotal and KLD and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Pivotal’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Pivotal’s directors and officers in Pivotal’s filings with the SEC, including Pivotal’s Annual Report on Form10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on April 1, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pivotal’s stockholders in connection with the proposed business combination is also set forth in the definitive proxy statement/prospectus.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, government agencies and consumers solve complex data challenges. The company, with offices in 40+ locations across 20 countries, is a global leader in delivering best-in-class eDiscovery, information governance and data recovery solutions to support the litigation, regulatory compliance, internal investigation and data recovery and management needs of our clients. Serving clients for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, electronic discovery and data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack Data Recovery business, KLDiscovery delivers world-class data recovery, email extraction and restoration, data destruction and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500) and CEO Chris Weiler was recognized as a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. For more information, please email info@kldiscovery.com or visit www.kldiscovery.com.

About Pivotal Acquisition Corp.

Pivotal Acquisition Corp. (NYSE: PVT), a public investment vehicle, is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Pivotal’s securities are quoted on the New York Stock Exchange under the ticker symbols PVT, PVT WS and PVT.U. For more information, visit www.pivotalac.com.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding KLD’s future financial and business performance, attractiveness of KLD’s product offerings and platform and the value proposition of KLD’s products, are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Pivotal’s or KLD’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Pivotal stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; KLD’s ability to execute on its plans to develop and market new products and the timing of these development programs; KLD’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of KLD’s solutions; the success of other competing technologies that may become available; KLD’s ability to identify and integrate acquisitions; the performance and security of KLD’s services; potential litigation involving Pivotal or KLD; and general economic and market conditions impacting demand for KLD’s services. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, the failure of other closing conditions, as well as other risks and uncertainties set forth in the “Risk Factors” section of Pivotal’s Registration Statement on Form S-4 and any subsequent reports that Pivotal files with the SEC. Neither Pivotal nor KLD undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Investors

Richard Simonelli 973-896-8184

richard.simonelli@kldiscovery.com

Media

Krystina Jones

888.811.3789

krystina.jones@kldiscovery.com